o NYT P-3

                         SUPPLEMENT DATED JUNE 1, 2000
                             TO THE PROSPECTUS OF
                       FRANKLIN NEW YORK TAX-FREE TRUST
                               DATED MAY 1, 2000

The prospectus is amended as follows:

I. The section "Account Application" on page 38 is replaced with the following:

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 40). For example, if you would like to link one of your bank accounts to your fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

III. Effective July 3, 2000, the following is added to the section "Buying shares" on page 39:

[Insert graphic of      If you have another    Before requesting a
phone]                  Franklin Templeton     telephone purchase,
BY PHONE                account with your      please make sure we
                        bank account           have your bank
(Up to $100,000 per     information on file,   account information
day) 1-800/632-2301     you may open a new     on file. If we do not
                        account by phone. The  have this
                        accounts must be       information, you will
                        identically            need to send written
                        registered.            instructions with
                                               your bank's name and
                        To make a same day     address, a voided
                        investment, please     check or savings
                        call us by 1:00 p.m.   account deposit slip,
                        Pacific time or the    and a signature
                        close of the New York  guarantee if the
                        Stock Exchange,        ownership of the bank
                        whichever is earlier.  and fund accounts is
                                               different.

                                               To make a same day
                                               investment, please
                                               call us by 1:00 p.m.
                                               Pacific time or the
                                               close of the New York
                                               Stock Exchange,
                                               whichever is earlier.

IV. The section "Telephone Privileges" on page 41 is replaced with the following:

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

               Please keep this supplement for future reference.